CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.41

TERMINATION AND SETTLEMENT AGREEMENT

This Termination and Settlement Agreement (“Termination Agreement”) is made and entered into as of August 3, 2026 (the “Termination Effective Date”) by and between Arcturus Therapeutics, Inc., a Delaware corporation (“Arcturus”), and Seqirus Inc., a Delaware corporation (“Seqirus”). Arcturus and Seqirus are sometimes referred to herein individually as a “Party” and together as the “Parties.”

A.
The Parties entered into a Collaboration and License Agreement dated as of November 1, 2022, as amended on August 10, 2023 and again on March 29, 2024 (the “Collaboration Agreement”) pursuant to which, among other things, (a) Arcturus and Seqirus collaborated to Develop Vaccine Candidates and Vaccine Products in the Fields in the Territory (as such terms are defined in the Collaboration Agreement) and (b) Arcturus granted Seqirus an exclusive license to (i) Research, Develop, and Manufacture Vaccine Candidates and Vaccine Products worldwide for Commercialization in the Territory and (ii) Commercialize Vaccine Products in the Fields in the Territory (as such terms are defined in the Collaboration Agreement), in each case, in accordance with the terms and subject to conditions set forth in the Collaboration Agreement.
B.
The Parties now agree to terminate the Collaboration Agreement as of the Termination Effective Date and wish to set forth the mutual understanding of the Parties as to the consequences of such termination and the Parties’ respective rights and obligations following such termination.
C.
Seqirus’s rights to the third (3rd) Other Pathogen (hMPV) were terminated in accordance with Section 3.1.3 of the Collaboration Agreement and as recorded in letters from Arcturus to Seqirus dated March 9, 2026 and April 9, 2026.
D.
On May 30, 2025, Arcturus initiated an arbitration against Seqirus before the International Chamber of Commerce (the “ICC”), docketed at ICC Case No. 29555/ICA9, seeking payment of a milestone for Regulatory Approval of a Covid Vaccine Product in the EU under the Collaboration Agreement and related interest, attorney’s fees, and arbitration costs (the “EU Milestone Arbitration”); Seqirus has denied such allegations, and the Parties desire to dismiss and settle the EU Milestone Arbitration in accordance with the terms and conditions of this Termination Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.
Defined Terms. Capitalized terms, for the purpose of this Termination Agreement, (a) used but not otherwise defined herein shall have the meanings ascribed to such terms in the Collaboration Agreement, and (b) defined both herein and in the Collaboration Agreement shall have the meanings ascribed to such terms herein.
1.1.
“APA” means a written agreement, such as an advanced purchase agreement, entered into by Arcturus or any of its Affiliates (or its or their respective (sub)licensee(s)) with a governmental or non-governmental entity pertaining to the future purchase of, or reservation of manufacturing capacity for, a secure supply of a Pandemic Flu Product as pandemic or pre-pandemic product and services in preparation for a potential influenza pandemic or pre-pandemic influenza occurrence.
1.2.
“APA Revenue” means [***].
1.3.
“Assigned IP” has the meaning set forth in Section 10.1
1.4.
“Assigned Patents” has the meaning set forth in Section 10.4(a).
1.5.
“CMO Agreements” has the meaning set forth in Section 8.1(a).
1.6.
“Clinical Trial Materials” has the meaning set forth in Section 9.3.
1.7.
“Cover” means (i) with respect to a product and a claim of a relevant Patent, that such claim would be infringed, absent a license, by the Exploitation of such product; or (ii) with respect to a product and relevant Know-How, [***]. “Covers” and “Covered” have correlative meanings.
1.8.
“COVID Season” means a period of SARS-CoV-2 human transmission and vaccination.
1.9.
“Covid Vaccine Product” means [***].
1.10.
“Dispute” has the meaning set forth in Section 13.9.
1.11.
“[***]” has the meaning set forth in Section 9.2.
1.12.
“EBV Product” means [***].
1.13.
“EU” has the meaning ascribed to European Union or EU as defined in Section 1.69 of the Collaboration Agreement.
1.14.
“Existing Covid Vaccine Product” is defined in Section 1.9.
1.15.
“Existing EBV Product” is defined in Section 1.12.
1.16.
“Existing Pandemic Flu Product” is defined in Section 1.30.
1.17.
“Existing RSV Product” is defined in Section 1.35.
1.18.
“Existing Seasonal Flu Product” is defined in Section 1.36.
1.19.
“Existing Terminated Products” has the meaning set forth in Section 1.43.
1.20.
“First Commercial Sale” means, [***].
1.21.
“Infringement” has the meaning set forth in Section 10.5(a).
1.22.
“Initial Payment” has the meaning set forth in Article 2.
1.23.
“Kostaive” has the meaning set forth in Section 1.9.

1.24.
“Meiji” means Meiji Seika Pharma Co., Ltd. or an affiliate.
1.25.
“Meiji Covid Sales Proceeds” means [***].
1.26.
“[***]”, for purposes of this Termination Agreement, shall have the meaning ascribed to [***] as defined in Section 1.120 of the Collaboration Agreement, mutatis mutandis, subject, however, to the following modifications: [***].
1.27.
“NH26 Season” means [***].
1.28.
“NH27 Season” means [***].
1.29.
“Ongoing Clinical Trials” has the meaning set forth in Section 9.3.
1.30.
“Pandemic Flu Product” means [***].
1.31.
“Post-Termination Royalty Product” means, [***].
1.32.
“Product Infringement” has the meaning set forth in Section 10.5(b).
1.33.
“Regulatory Materials” has the meaning set forth in Section 10.3(c).
1.34.
“Royalty Term” means the period beginning on the Termination Effective Date and ending:
(a)
with respect to [***], on the date that is [***],
(b)
with respect to [***], on the date that is [***],
(c)
with respect to [***], on the date that is [***],
(d)
with respect to [***], on the date that is [***],
(e)
with respect to [***], on the date that is [***], or
(f)
with respect to [***], on the date that is [***].

[***]

1.35.
“RSV Product” means [***].
1.36.
“Seasonal Flu Product” means [***].
1.37.
“Semi-Annual Period” means [***].
1.38.
“Seqirus IP License” has the meaning set forth in Section 10.3(a).
1.39.
“Seqirus Licensed IP” has the meaning set forth in Section 10.3(a).
1.40.
“Seqirus Licensed Patents” has the meaning set forth in Section 10.4(c).
1.41.
“Seqirus-Meiji Agreement” means the Amended and Restated Distribution and Supply Agreement between Seqirus and Meiji dated as of January 26, 2024, as amended on

February 5, 2024, March 5, 2024, June 14, 2024, December 4, 2024, March 10, 2025, and May 29, 2026.
1.42.
“Seqirus Royalty-Bearing IP” means [***].
1.43.
“Terminated Product” means [***].
1.44.
“Transferred Regulatory Approvals” has the meaning set forth in Section 10.3(c).
1.45.
“Transition Activities” has the meaning set forth in Section 9.1(a).
1.46.
“Transition Plan” has the meaning set forth in Section 9.1(a), as may be amended by Parties in writing.
1.47.
“Transition Working Group” has the meaning set forth in Section 9.2.
1.48.
“UK” means the United Kingdom.
1.49.
“Upfront Payment” means [***].
1.50.
“Valid Claim” means, [***].
2.
Initial Payment. Within [***] after the Termination Effective Date, Seqirus shall pay to Arcturus a one-time, nonrefundable, non-creditable payment of Twelve Million United States Dollars ($12,000,000) (“Initial Payment”) by wire transfer to a bank account designated by Arcturus in writing.
3.
Settlement and Termination of the EU Milestone Arbitration and Mutual Releases.
3.1.
Subject to and effective only upon receipt by Arcturus of the Initial Payment, and in consideration of the promises set forth in this Termination Agreement, each Party, for itself and for its respective Affiliates and its and their respective predecessors, successors, assigns, directors, officers, employees, contractors, and agents, in each case, in their individual and corporate capacities, hereby fully and completely releases and discharges the other Party and its past and present respective Affiliates and its and their respective predecessors, successors, assigns, directors, officers, employees, contractors, and agents, in each case, in their individual and corporate capacities, of and from [***]; provided, however, that nothing in this Article 3 shall release or discharge [***].
3.2.
Within [***] after Arcturus’ receipt of the Initial Payment, Arcturus shall request that the Tribunal and the ICC formally terminate the EU Milestone Arbitration[***].
3.3.
If necessary, the Parties agree to follow any and all additional procedures and to execute and file any and all additional documents necessary to carry out Sections 3.1 and/or 3.2, as required by the ICC Arbitration Rules or the ICC (including any members of the tribunal constituted for the EU Milestone Arbitration).
4.
Termination of Collaboration Agreement; Effects of Termination.

4.1.
Termination; NH26 Season Exception. The Collaboration Agreement is hereby terminated effective as of the Termination Effective Date by mutual consent of the Parties; provided, however, that the responsibilities and obligations of the Parties with respect to the Collaboration Agreement are not terminated and shall survive and continue to apply with respect to Covid Vaccine Products solely during and for the NH26 Season for Japan, and each Party shall continue to perform its obligations under the Collaboration Agreement, including [***] during the NH26 Season as necessary to give effect to this provision, and the terms of the Collaboration Agreement, including the license grants to Seqirus under Section 5.1 of the Collaboration Agreement (Grants to Seqirus) and the applicable definitions of [***] of the Collaboration Agreement [***] shall continue to apply during the NH26 Season for this purpose, in each case subject to the terms of this Termination Agreement, including the Transition Plan. Notwithstanding the foregoing, Sections [***] of the Collaboration Agreement shall not survive or apply during the NH26 Season for this purpose. Notwithstanding anything to the contrary in this Termination Agreement, the Collaboration Agreement shall not be deemed to be terminated solely with respect to the Commercialization of the Terminated Products that are Covid Vaccine Products in Japan by Meiji until the end of the NH26 Season, at which point, in accordance with the last sentence of Section 4.3, the Collaboration Agreement will terminate in its entirety. Subject to Section 13.14, in the event of a conflict between this Termination Agreement and the Collaboration Agreement, the Parties shall work together in good faith to effect the intent of this Termination Agreement, including the distribution of the Terminated Products that are Covid Vaccine Products in Japan by Meiji until the end of the NH26 Season in accordance with the surviving provisions of the Collaboration Agreement as set forth in this Section 4.1. Prior to the end of the NH26 Season, the Parties shall work together in good faith to prepare an amended and restated version of this Termination Agreement that includes all sections and definitions from the Collaboration Agreement intended to be incorporated by reference in this Termination Agreement from and after such date.
4.2.
Survival of Exclusive Dealing Restrictions. Notwithstanding the termination of the Collaboration Agreement, [***] of the Collaboration Agreement [***] shall survive such termination and shall continue in full force and effect; provided, however, that the restrictions described in the first sentence of that [***] shall expire: [***] . For the avoidance of doubt, [***] of the Collaboration Agreement [***] do not survive termination of the Collaboration Agreement.
4.3.
Effect of Termination. Except as set forth in this Termination Agreement, any and all rights, obligations or duties of the Parties under the Collaboration Agreement, and any and all licenses granted by either Party to the other Party under the Collaboration Agreement, are hereby terminated as of the Termination Effective Date. However, except as provided in Article 3 above or as otherwise specifically and expressly set forth in this Termination Agreement, termination of the Collaboration Agreement shall not affect rights or obligations of the Parties under the Collaboration Agreement that accrued prior to the Termination Effective Date or survive the termination of the Collaboration Agreement in accordance with Section 12.14 thereof (Accrued Rights; Surviving Obligations); provided, that (a) notwithstanding anything to the contrary in the Collaboration Agreement, [***] of the Collaboration Agreement [***] shall not survive termination of the Collaboration Agreement, and (b) all sales of Terminated Products after the Termination Effective Date shall be governed by the terms of this Termination Agreement. For clarity, upon the conclusion of the NH26 Season, the rights that survive the termination of the Collaboration Agreement pursuant to Section 4.1 shall automatically terminate, without any further action, notice, or consent by either Party.
4.4.
Termination of Ancillary Agreements. The Vaccine Product Commercial Supply Agreement between the Parties dated April 11, 2023, as amended, and the Quality Agreement for the Processing of Products for sa-mRNA Vaccine, with an effective date of May 23, 2024 are hereby terminated as of the Termination Effective Date. The Parties will cooperate in good faith with respect to termination of any other agreements between the Parties related to the termination of the collaboration under the Collaboration Agreement.
4.5.
Confidentiality.
(a)
Subject to clause (ii) of this Section 4.5(a), (i) each Party shall return or cause to be returned to the other Party all Confidential Information in tangible form received from the other Party pursuant to the Collaboration Agreement and all copies thereof and all materials, substances or compositions delivered or provided by the other Party; provided, that [***].
(b)
Survival of Confidentiality. Notwithstanding the return or destruction by each receiving Party of the disclosing Party’s Confidential Information as provided in this Section 4.5, each such receiving Party will continue to be bound by its obligations of confidentiality and other obligations under Article 9 of the Collaboration Agreement (Confidentiality and Non-Disclosure). This Termination Agreement shall be maintained in confidence by each Party and shall not be disclosed by either Party to any Third Party; provided, that, either Party may disclose the terms of this Termination Agreement as permitted pursuant to Article 12.
4.6.
Arcturus’ Commercialization of Terminated Products. Upon and after the Termination Effective Date, as between the Parties, and except as otherwise expressly set forth in this Termination Agreement (including the exception regarding the rights and responsibilities for the Covid Vaccine Product in Japan for the NH26 Season set forth in Section 4.1) and the Transition Plan, and subject to the terms of this Termination Agreement, (i) Arcturus will have the sole right, in its discretion, to make all decisions with respect to the Development, Manufacturing and Commercialization of Terminated Products, and (ii) Seqirus will have no further responsibility for the Development, Manufacturing or Commercialization of Terminated Products and shall have no right to make any decisions with respect to the Development, Manufacturing and Commercialization by or on behalf of Arcturus of the Terminated Products.
5.
Payments to Seqirus In Respect of Terminated Products.
5.1.
Covid Vaccine Product Payments.
(a)
Japan NH26 Season. In accordance with Section 4.1 (Termination; NH26 Season Exception), during the NH26 Season, Seqirus shall pay Arcturus [***]of Shared Net Profits received by Seqirus (including its Affiliates and (sub)licensees) from Meiji in connection with Meiji’s sales of Existing Covid Vaccine Products in Japan during the NH26 Season.
(b)
Japan Post-NH26 Season. Following the NH26 Season, but only during the applicable Royalty Term, Arcturus shall pay Seqirus: (i) [***]of Meiji Covid Sales Proceeds during and after the NH27 Season until amounts paid by Arcturus to Seqirus under this Section 5.1(b) reach[***]; and (ii) after the payment limit in clause (i) is met, Arcturus shall pay Seqirus a royalty of [***] of [***].

(c)
Worldwide Sales (ex-Japan). During the applicable Royalty Term, Arcturus shall pay Seqirus [***] of [***].
5.2.
Seasonal Flu Products.
(a)
During the applicable Royalty Term, Arcturus shall pay Seqirus [***] of [***] or [***].
(b)
During the applicable Royalty Term, Arcturus shall pay Seqirus: (i)[***] of [***] until payments made by Arcturus to Seqirus under this Section 5.2(b) reach [***]; and (ii) after the payment limit in clause (i) is met, Arcturus shall pay Seqirus [***] of[***].
5.3.
Pandemic Flu Products.
(a)
During the applicable Royalty Term, Arcturus shall pay Seqirus [***] of [***] until payments made by Arcturus to Seqirus under this Section 5.3(a) reach [***].
(b)
During the applicable Royalty Term, Arcturus shall pay Seqirus: (i) [***] of [***] and [***]of [***] until payments made by Arcturus to Seqirus under this Section 5.3(b) reach [***]; and (ii) after the payment limit in clause (i) is met, Arcturus shall pay Seqirus [***]of [***] and of [***].
5.4.
EBV Products. During the applicable Royalty Term, Arcturus shall pay Seqirus [***]of [***].
5.5.
RSV Products. During the applicable Royalty Term, Arcturus shall pay Seqirus [***] of [***].
6.
COVID Development Costs.
6.1.
Arcturus Monovalent COVID Development Costs. For the avoidance of doubt, notwithstanding anything to the contrary in Section 12.10.2 of the Collaboration Agreement (Effects of Termination of Terminated Field), Seqirus shall have no obligation to pay Arcturus any amounts with respect to Arcturus Monovalent COVID Development Costs incurred after the Termination Effective Date.
6.2.
Arcturus Next Gen COVID Development Costs. Pursuant to Section 12.10.2 of the Collaboration Agreement (Effects of Termination of Terminated Field), the Parties acknowledge that the Development Milestone Payments paid by Seqirus to Arcturus as of the Termination Effective Date exceed the Arcturus Next Gen COVID Development Costs incurred by Arcturus, and the Parties agree that Arcturus shall have no obligation to refund any milestone payments, including Development Milestone Payments, made by Seqirus to Arcturus under the Collaboration Agreement.
6.3.
R&D Credit. For the avoidance of doubt, Arcturus shall have no obligation to make any payments to Seqirus or refund to Seqirus any amounts with respect to any unused portions of the R&D Credit by Seqirus.
7.
Payment Matters.
7.1.
Royalty Calculation Methodology. For purposes of calculating royalties payable by

Arcturus to Seqirus under Article 5 based on [***], royalties shall be [***].
7.2.
Distributor Sales. If Arcturus or its Affiliates or their respective (sub)licensees engage a Distributor (as defined in the Collaboration Agreement), including Meiji, with respect to any Terminated Product, [***]. [***], and (b) [***].
7.3.
Payment Timing and Reports. Section 6.8.3 of the Collaboration Agreement (Royalty Payments and Reports) shall apply to payments due from Arcturus to Seqirus under Article 5, mutatis mutandis, with the following modifications: [***] ; (b) [***]; (c) [***].
7.4.
Third Party Licenses. Unless otherwise specified in Section 10.6 (Infringement Claims by Third Parties), (a) in the event that Arcturus or any of its Affiliates enters into, or is otherwise required to make payments to a Third Party under, an agreement with a Third Party in order to secure freedom-to-operate from Patent infringement, including in the absence of litigation, for a Terminated Product in the Territory, [***], and (b) in the event that Seqirus or any of its Affiliates makes any such payments with respect to Kostaive in Japan for the NH26 Season, [***]. For clarity, this Section 7.4 is not intended to supersede Article 11 of the Collaboration Agreement.
7.5.
General Payment Provisions. The following provisions of the Collaboration Agreement shall apply mutatis mutandis to all payments due under this Termination Agreement: [***]. For purposes of such provisions, (i) references to “Seqirus” shall be deemed to refer to the paying Party and references to “Arcturus” shall be deemed to refer to the receiving Party, as applicable, and (ii) the defined term “Payment” shall be deemed to include [***].
7.6.
Confidentiality of Financial Information. Section 6.17 of the Collaboration Agreement (Confidentiality) shall apply to any financial information exchanged between the Parties in connection with payments under this Termination Agreement.
8.
Representations, Warranties and Covenants.
8.1.
Seqirus Representation, Warranties and Covenants.
(a)
Confirmation. Seqirus represents and warrants as of the Termination Effective Date that (i) all agreements in effect as of the Termination Effective Date between Seqirus or its Affiliates and Third Parties for the commercial manufacture of the Existing Covid Vaccine Product for Japan are listed on SCHEDULE D (such agreements, the “CMO Agreements”), and (ii) other than the CMO Agreements, no material agreements or agreements with ongoing development activities, in either case, granting a (sub)license to Arcturus Licensed IP, have been entered into by Seqirus or any of its Affiliates pursuant to the Collaboration Agreement or otherwise.
(b)
Representation. Seqirus represents and warrants that, to Seqirus’ knowledge, as of the Termination Effective Date, the Transition Plan lists all material Confidential Information Controlled by Seqirus that has not already been provided to Arcturus and that (i) relates specifically to the Existing Terminated Products or (ii) is reasonably required for the Development, Manufacture or Commercialization of any Existing Terminated Product.
(c)
Covenant Regarding Clinical Trial Samples. Seqirus covenants it will not use or grant any Third Party the right to use any Clinical Trial Materials (defined in Section 9.2) except as expressly permitted by this Termination Agreement.

(d) [***].

8.2.
Arcturus Representation, Warranties and Covenants.
(a)
Arcturus represents and warrants as of the Termination Effective Date that Arcturus and, to Arcturus’ knowledge, none of its employees or agents performing hereunder, have not been, are not currently, [***]. If, during the Term, Arcturus, or any of its [***], become or are the subject of a proceeding that would [***] lead to [***], as applicable, [***], Arcturus shall promptly notify Seqirus, and [***].
(b)
Arcturus represents and warrants that the execution and delivery of this Termination Agreement and the performance of the Parties’ respective obligations hereunder do not and will not conflict with, violate, breach or constitute a default under any contractual obligations of Arcturus or any of its Affiliates existing as of the Termination Effective Date.
9.
Transition Activities.
9.1.
Transition Plan.
(a)
Commencing on the Termination Effective Date, the Parties will conduct an orderly transition of the relevant obligations and rights with respect to the Existing Terminated Products to Arcturus as reasonably necessary for Arcturus or its designees to Develop, Manufacture and Commercialize the Terminated Products on and after the Termination Effective Date in a manner consistent with Applicable Law and standards of ethical conduct of human Clinical Trials by conducting the activities (the “Transition Activities”) described in the Transition Plan attached hereto as SCHEDULE B (the “Transition Plan”) within the timelines set forth therein. Each Party shall (i) conduct the Transition Activities and undertake the obligations outlined in the Transition Plan on a timely basis, in accordance with industry standards, and by individuals with appropriate expertise and experience, (ii) perform such Transition Activities diligently, reasonably, and expeditiously so as to minimize disruption in the Development, Manufacturing, and Commercialization of the applicable Terminated Products, and (iii) bear its own costs and expenses with respect to the conduct of the Transition Activities. The Parties acknowledge and agree that the success of the Transition Plan relies on the performance of both Parties, and neither Party guarantees successful achievement of the Transition Plan.
(b)
The Parties acknowledge that due to timing constraints, the Transition Plan attached to SCHEDULE B as of the Termination Effective Date is a high-level summary of activities and timelines of the Transition Activities and that, following the Termination Effective Date, the Parties will, to the extent required, cooperate in good faith to diligently prepare, within [***] following the Termination Effective Date, a mutually agreed updated Transition Plan with more detailed roles and responsibilities for the Transition Activities consistent with the initial Transition Plan (including the timelines in the initial Transition Plan) and the objectives of the transition.
(c)
Notwithstanding anything else, Seqirus will not [***].
9.2.
Transition Working Group. The Transition Activities shall be managed and monitored by a Working Group (the “Transition Working Group”) that shall be deemed automatically established as of the Termination Effective Date, with the designees of each Party for each Transition Working Group meeting having appropriate authority and expertise, including designees from management and legal as necessary. Each Party will notify the other Party in writing in advance of each Transition Working Group meeting of such Party’s designees for such meeting. During the first meeting of the Transition Working Group, the Transition Working Group shall establish rules for Transition Working Group meetings and governance, including scheduling of meetings, agenda items, and the preparation and approval of meeting minutes. Unless otherwise agreed by the Parties in writing, (i) [***]; (ii) [***] and (iii) [***] (each, a “[***]”), the [***] shall be referred at the election of either Party to the JDC for resolution. Notwithstanding the termination of the Collaboration Agreement, the JDC shall continue in effect during the period in which Transition Activities are being conducted; provided, that, notwithstanding anything to the contrary in Article 2 of the Collaboration Agreement (Collaboration Management), the sole responsibilities of the JDC shall be to resolve any [***] in accordance with Section 2.2.3 of the Collaboration Agreement (Dispute Resolution).
9.3.
Clinical Matters. To the extent there are any Clinical Trials being conducted or transferred to Arcturus under the Transition Plan, Seqirus shall continue to conduct such Clinical Trials (the “Ongoing Clinical Trials”) in a manner consistent with Applicable Law and standards of ethical conduct of human Clinical Trials, until the termination or transfer of such Clinical Trials in accordance with the applicable terms of the Transition Plan. With respect to any Ongoing Clinical Trials to be transferred to Arcturus, Seqirus shall (a) [***]; (b) [***]; and (c) provide access to [***] (the “Clinical Trial Materials”).
9.4.
Regulatory Matters. Other than with respect to the United States, Seqirus shall provide Arcturus with copies of all material correspondence with Regulatory Authorities sent by or addressed directly to Seqirus and relating to the Regulatory Filings described in Section 10.3. Arcturus acknowledges that it has had access to [***]. If Seqirus becomes aware of any material correspondence between Meiji and Regulatory Authorities of Japan that is not included on [***], Seqirus shall promptly provide Arcturus with a copy of such correspondence.
9.5.
Additional Matters.
(a)
CMO Agreements; Other Third Party Agreements. If requested by Arcturus, Seqirus shall use Commercially Reasonable Efforts to (i) [***], and (ii) [***].
(b)
Inventories. On the date of completion of the Transition Activities, Seqirus shall dispose of all of its inventories of Existing Terminated Products unless designated for transfer to Arcturus or otherwise provided for under the Transition Plan.
(c)
Information. Seqirus shall provide Arcturus with copies of all material Information, as reasonably requested by Arcturus included within the licenses set forth in Section 10.3 that has not previously been provided to Arcturus in accordance with the timelines set forth in the Transition Plan.
9.6.
Cooperation in Transition. The Parties acknowledge that the transition of programs related to the Existing Terminated Products, especially the program related to the Existing Covid Vaccine Products, is complex, and that despite their good faith efforts to address all relevant transition matters in the Transition Plan, the Parties will, at the request of either Party, discuss and agree in good faith on reasonable requests by the other Party with respect to ensuring a smooth and timely transition of such programs and the other matters addressed by the Transition Plan. For clarity, in general, the Parties intend that (i) [***] (ii) [***] and (iii) [***]. Except as expressly and specifically set forth in the Transition Plan, each Party shall be responsible for its own costs in implementing the Transition Plan, including full time equivalent costs of their respective personnel and Third Party costs incurred by the respective Party in connection with Transition Activities. The Parties acknowledge and agree that, notwithstanding anything to the contrary herein, Seqirus shall not be responsible for conducting any technology transfer activities other than the Transition Activities allocated to Seqirus under the Transition Plan, and Seqirus shall not be responsible for any technology transfer to a new or different CMO of Arcturus, in each case, unless such activities are mutually agreed to by the Parties and Arcturus reimburses Seqirus for all full time equivalent costs of its personnel and Third Party costs incurred by Seqirus in connection with such activities.
10.
Intellectual Property Matters.
10.1.
Assignment. Seqirus hereby irrevocably conveys, sells, assigns and transfers to Arcturus and its successors and assigns all of Seqirus’ and its Affiliates’ right, title and interest in and to (i) [***]; (ii) [***]; (iii) [***]; (iv) [***]; and (v) [***], in each case ((i)-(v)), in existence as of the Termination Effective Date (collectively, the “Assigned IP”). [***] In the event that Seqirus, subsequent to the Termination Effective Date, becomes aware of additional intellectual property that falls within the definition of Assigned IP but was not assigned to Arcturus in accordance with this Termination Agreement, Seqirus shall promptly notify Arcturus, and such additional intellectual property shall be deemed Assigned IP and assigned to Arcturus hereunder. Seqirus shall assign, and hereby does assign, to Arcturus, effective as of the Termination Effective Date, all of its right, title and interest in and to all Confidential Information of Seqirus that is listed and designated for assignment in the Transition Plan or that specifically relates to the Research or Development of an Existing Terminated Product. [***]
10.2.
Licenses to Seqirus.
(a)
License to Formerly Jointly-Owned Foreground IP. Effective as of the Termination Effective Date, Arcturus hereby grants to Seqirus [***] or [***], to use such Assigned IP for [***].
(b)
Notwithstanding the termination of the Collaboration Agreement, the license set forth in Section 5.9.1 of the Collaboration Agreement (Grant to Seqirus) shall survive the termination of the Collaboration Agreement and shall continue in full force and effect in accordance with the terms of Section 5.9.1, Section 5.9.3 (Sublicensing), and any other applicable terms of the Collaboration Agreement, which includes, for clarity, [***] [***].
10.3.
Licenses to Arcturus.
(a)
Seqirus IP License to Arcturus. Effective as of the Termination Effective Date, Seqirus hereby grants to Arcturus [***], under (i) [***] and (ii) [***] in each case of clauses (i) and (ii), to the extent incorporated or used in connection with [***](“Seqirus Licensed IP”) to (“Seqirus IP License”). [***].
(b)
Surviving License to Arcturus. Notwithstanding the termination of the Collaboration Agreement or anything to the contrary therein, the non-exclusive license set forth in Section 5.9.2 of the Collaboration Agreement (Grant to Arcturus) shall survive the termination of the Collaboration Agreement and shall continue in full force and effect in accordance with the terms of such Section 5.9.2 (Grant to Arcturus) and any other applicable terms of the Collaboration Agreement. For purposes of this Section 10.3(b) and to the extent necessary to give effect to the surviving license, any references in Section 5.9.2 or Section 5.9.3 of the Collaboration Agreement (Grant to Arcturus; Sublicensing) to “Vaccine Candidate” or “Vaccine Product” shall be deemed to refer to Existing Terminated Products. For the avoidance of doubt, (i) [***]; (ii) [***]; (iii) [***]; (iv) [***]; and (v) [***].
(c)
Transfer of Regulatory Approvals; Right of Reference. Commencing as of the Termination Effective Date, (a) Seqirus and Arcturus will each use Commercially Reasonable Efforts to submit a request to relevant EU and UK health authorities to transfer to Arcturus (or its designated Affiliate) the following Regulatory Approvals relating to the Existing Terminated Products held by Seqirus or its Affiliates (collectively, the “Transferred Regulatory Approvals”): (i) [***]; (ii) [***]; (iii) [***]; and (iv) [***]; and (b) Seqirus grants to Arcturus and its Affiliates a perpetual, irrevocable, worldwide, exclusive, sublicensable (through multiple tiers) right of access and right of reference to all Regulatory Documentation and Regulatory Data existing as of the Termination Effective Date that relate to Existing Terminated Products held by Seqirus (such materials, together with the Transferred Regulatory Approvals, the “Regulatory Materials”), for the purpose of Researching, Developing, Manufacturing, and Commercializing Terminated Products (including through (sub)licensees and collaboration partners). Such right of reference includes the right to: (i) [***]; (ii) [***]; and (iii) [***].
(d)
Non-Use of Intellectual Property Licenses. If at any time the Seqirus Licensed IP has not been used, developed or otherwise Exploited by Arcturus, its Affiliates, or their respective (sub)licensees, for a continuous period of [***] years with respect to one or more Terminated Products, then Seqirus shall have the right to terminate the Seqirus IP License. Prior to exercising such right, Seqirus will consult in good faith and consider circumstances notified by Arcturus that reasonably justify the period of non-use.
10.4.
Maintenance and Prosecution of Patents.
(a)
Arcturus shall assume the responsibility, at its sole cost and expense, for the preparation, filing, prosecution and maintenance of any Patents comprising Assigned IP (“Assigned Patents”), Patents that relate specifically to Arcturus Background IP, and Patents that specifically relate to a Terminated Product, including (a) the sole right to control (and to retain counsel to prosecute) any Post-Grant Proceedings; (b) the sole right to control (including to retain counsel to prosecute) any action to terminate or defend an Infringement of any such Assigned Patents; (c) the sole right to make decisions regarding making filings with Regulatory Authorities in the Territory with respect to such Assigned Patents that contain any claims that cover the Terminated Products including without limitation as required or allowed (1) in the United States, in the FDA’s Orange Book, (2) in the United States, in the FDA’s Purple Book, (3) in the European Union, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 and (4) in any other country in the Territory under the equivalent Regulatory Authorities in such country; and (5) the sole right to obtain a license with respect to any Patents or Information of a Third Party to use in connection with the Development, Manufacture or Commercialization of the Terminated Products.
(b)
Seqirus shall execute such documents and perform such acts as may be reasonably necessary to effect a transfer of such responsibilities in relation to the applicable

Assigned IP to Arcturus in a timely manner to allow Arcturus to continue such prosecution, maintenance and defense, including the execution of one or more patent assignment agreements evidencing such assignments in a form reasonably acceptable to the Parties.
(c)
Seqirus shall have sole discretion for the preparation, filing, prosecution, maintenance and abandonment of any Patents comprising Seqirus Licensed IP (“Seqirus Licensed Patents”), including (i) the sole right to control (and to retain counsel to prosecute) any Post-Grant Proceedings; (ii) the sole right to control (including to retain counsel to prosecute) any action to terminate or defend an Infringement of any such Seqirus Licensed Patents; and (iii) the sole right to make decisions regarding making filings with Regulatory Authorities in the Territory with respect to such Seqirus Licensed Patents that contain any claims that cover the Terminated Products including without limitation as required or allowed (1) in the United States, in the FDA’s Orange Book, (2) in the United States, in the FDA’s Purple Book, (3) in the European Union, under the national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83, and (4) in any other country in the Territory under the equivalent Regulatory Authorities in such country.
10.5.
Enforcement of Seqirus Licensed IP.
(a)
Each Party will promptly notify the other Party in writing of any [***] (“Infringement”).
(b)
Upon the Parties becoming aware of an Infringement, [***][***] (“Product Infringement”),[***]
(c)
If a Party brings an infringement action in accordance with this Section 10.5, the other Party will [***]The enforcing Party will not enter into any settlement or compromise of any action under this Section 10.5: (i) in a manner that would [***]; (ii) that would [***]; or (iii) that would admit [***].
(d)
Except as otherwise agreed by the Parties in connection with a cost-sharing arrangement, any recovery as a result of any action or proceeding pursuant to Section 10.5, whether by way of settlement or otherwise, will first be used to reimburse the enforcing Party for its documented, out of pocket costs and expenses (including court, reasonable attorneys’ and professional fees) incurred in connection with such action or proceeding, and then to reimburse the other Party for its documented, out of pocket costs and expenses (including court, reasonable attorneys’ and professional fees) incurred in connection with such action or proceeding (to the extent not previously reimbursed by the enforcing Party), and any remainder of the recovery after reimbursement of the litigation costs and expenses of the Parties, will be [***].
10.6.
Infringement Claims by Third Parties.
(a)
Each Party will promptly notify the other Party of any actual claim initiated by a Third Party on or after the Termination Effective Date of which such Party becomes aware that the Research, Development, Manufacture, or Commercialization of a Terminated Product by or on behalf of Seqirus or its Affiliates prior to the Termination Effective Date, or by or on behalf of Arcturus or its Affiliates on or after the Termination Effective Date, infringes such Third Party’s Patent or Trademark (“Third Party IP Claim”).
(b)
As between the Parties, (i) Arcturus will have the first right, at its cost and expense, to defend against such Third Party IP Claim, and (ii) if such Party elects not to commence the defense against such Third Party IP Claim prior to [***] before the time limit, if any, set forth in the Applicable Laws for the filing of such defense, then the other Party will have the right to control the defense against such Third Party IP Claim, at its own expense and by counsel of its own choice.
(c)
Neither Arcturus nor Seqirus shall settle or compromise any Third Party IP Claim in a manner that: (i) would [***]; (ii) would; or (iii) would [***]. The Party defending against a Third Party IP Claim will keep the other Party reasonably informed of all material developments related to such Third Party IP Claim.
(d)
Arcturus shall [***].
(e)
Seqirus shall [***].
(f)
For clarity, this Section 10.6 is not intended to supersede Article 11 of the Collaboration Agreement.
11.
Public Statements or Disclosures.
11.1.
Mutually Acceptable Statement. As of the Termination Effective Date, the Parties have agreed upon the mutually acceptable statements to be made by each of them as to the reasons for terminating the Collaboration Agreement and hereby further agree to respond to any inquiries of a Third Party (including as part of the conduct of a diligence review) in a manner that is consistent with such mutually acceptable statements. For clarity, such mutually acceptable statements include a press release issued by a Party that is approved by the other Party.
11.2.
Public Disclosures. Subject to Section 11.1, each Party hereby agrees, on and after the Termination Effective Date, that any public disclosures (including press releases) shall be consistent with such mutually acceptable statements; provided, that, the above will not apply to information which is in the public domain or if disclosure is required by Applicable Law or legal process.
11.3.
Required Disclosures. In the case of a press release or governmental filing concerning the terms of this Termination Agreement or the transactions contemplated hereby required by Applicable Law (where reasonably advised by the disclosing Party’s counsel), the disclosing Party shall give prior advance notice (to the extent it reasonably can) of the proposed text of such release or filing to the other Party and shall reasonably consider the other Party’s comments thereon to the extent consistent with the legal requirements, with respect to the filing Party, governing disclosure of material agreements and material information that must be publicly filed, and shall only disclose Confidential Information which it is advised by counsel or the applicable Governmental Authority is legally required to be disclosed. The Parties acknowledge that either or both Parties may be obligated to file under Applicable Law a copy of this Termination Agreement with the SEC or other Government Authorities. Each Party shall be entitled to make such a required filing, provided, that, it requests confidential treatment of the financial terms and sensitive technical terms hereof and thereof to the extent such confidential treatment is reasonably available to such Party. In the event of any such filing, each Party will provide the other Party with a copy of this Termination Agreement marked to show provisions for which such Party intends to seek confidential treatment not less than [***] prior to such filing (and any revisions to such portions of the proposed filing a reasonable time prior to the filing thereof), and shall reasonably consider the other Party’s comments thereon to the extent consistent with the legal requirements, with respect to the filing Party, governing disclosure of material agreements and material information that must be publicly filed, and shall only disclose Confidential Information which it is advised by counsel or the applicable Governmental Authority is legally required to be disclosed. No such notice shall be required under this Section 11.3 if the substance of the description of or reference to this Termination Agreement contained in the proposed filing has been included in any previous filing made by either Party hereunder or otherwise approved by the other Party.
11.4.
Non-Disparagement. Each Party agrees that it will not, at any time, intentionally disparage the other Party in any manner reasonably likely to be harmful to the other Party, its business reputation, or the personal or business reputation of its directors, officers, and employees; provided, that, each Party shall respond accurately and fully to any question, inquiry, or request for information with respect to the Collaboration Agreement when required by legal process.
12.
Mutual Representations and Warranties. Arcturus and Seqirus each represent and warrant to the other, as of the Termination Effective Date, as follows:
12.1.
Organization. It is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver, and perform this Termination Agreement.
12.2.
Authorization. The execution and delivery of this Termination Agreement and the performance by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and do not violate (a) such Party’s charter documents, bylaws, or other organizational documents, (b) in any material respect, any agreement, instrument, or contractual obligation to which such Party is bound, (c) any requirement of any Applicable Law, or (d) any order, writ, judgment, injunction, decree, determination, or award of any court or governmental agency presently in effect applicable to such Party.
12.3.
Binding Agreement. This Termination Agreement is a legal, valid, and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency, or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance, and general principles of equity (whether enforceability is considered a proceeding at law or equity).
12.4.
No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with or is inconsistent in any material respect with the terms of this Termination Agreement, or that would impede the diligent and complete fulfillment of its obligations hereunder.
13.
Miscellaneous.
13.1.
Disclaimer of Damages. EXCEPT (A) FOR FRAUDULENT OR WILLFUL MISCONDUCT, (B) FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS HEREUNDER, (C) FOR THE MISAPPROPRIATION OF THE OTHER PARTY’S INTELLECTUAL PROPERTY OR A BREACH OF ARTICLE 10 (INTELLECTUAL

PROPERTY MATTERS), (D) FOR INDEMNIFICATION OBLIGATIONS UNDER SECTION 10.6(D) OR SECTION 10.6(E), OR (E) AS PROVIDED UNDER SECTION 4.2 (SURVIVAL OF EXCLUSIVE DEALING RESTRICTIONS), NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS OR BUSINESS INTERRUPTION, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE IN CONNECTION WITH OR ARISING IN ANY WAY OUT OF THE TERMS OF THIS TERMINATION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE USE OF THE TERMINATED PRODUCTS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.
13.2.
Disclaimer Of Warranties. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
13.3.
Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Termination Agreement.
13.4.
Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Termination Agreement for failure or delay in fulfilling or performing any term of this Termination Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts, or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any governmental authority (except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates of any term or condition of this Termination Agreement). For clarity, Seqirus operates a pandemic preparedness business and the occurrence of a pandemic may result in a court order or a contractual obligation with a governmental authority to mobilize its resources and as such will be considered a force majeure event to the extent that such mobilization of resources results in an inability to perform obligations under this Termination Agreement. The non-performing Party shall notify the other Party of such force majeure within [***] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use Commercially Reasonable Efforts to remedy its inability to perform.
13.5.
Export Control. This Termination Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Termination Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.
13.6.
Assignment. Without the prior written consent of the other Party, such consent not to be unreasonably withheld, conditioned, or delayed, neither Party shall sell, transfer, assign, delegate, pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Termination Agreement or any of its rights or duties hereunder; provided, that either Party may make such an assignment without the other Party’s consent to its Affiliate or in connection with the disposition of all or substantially all of the assets to which this Termination Agreement relates. Any attempted assignment or delegation in violation of this Section 13.6 shall be void and of no effect. All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of Arcturus or Seqirus, as the case may be. The permitted assignee or transferee shall assume all obligations of its assignor or transferor under this Termination Agreement. Without limiting the foregoing, the grant of rights set forth in this Termination Agreement shall be binding upon any successor or permitted assignee of Arcturus, and the obligations of Seqirus, including the payment obligations, shall run in favor of any such successor or permitted assignee of Arcturus’ benefits under this Termination Agreement.
13.7.
Severability. If any provision of this Termination Agreement is held to be illegal, invalid, or unenforceable under any present or future law, and if the rights or obligations of either Party under this Termination Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Termination Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Termination Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid, or unenforceable provision, there shall be added automatically as a part of this Termination Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.
13.8.
Governing Law. This Termination Agreement or the performance, enforcement, breach or termination hereof shall be interpreted, governed by and construed in accordance with the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Termination Agreement to the substantive law of another jurisdiction; provided, that all questions concerning the construction or effect of Patents shall be determined in accordance with the laws of the country or other jurisdiction in which the particular Patent has been filed or granted, as the case may be. The Parties agree to exclude the application to this Termination Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

13.9.
Dispute Resolution. Except for disputes resolved by the procedures set forth in Section 2.2.3 of the Collaboration Agreement (Dispute Resolution) in accordance with Section 9.2, or Section 6.16 of the Collaboration Agreement (Audit Dispute) in accordance with Section 7.5, or Section 13.16, if a dispute arises between the Parties in connection with or relating to this Termination Agreement or any document or instrument delivered in connection herewith (a “Dispute”), it shall be resolved pursuant to this Section 13.9. Any Dispute shall first be referred to the Senior Officers of the Parties, who shall confer in good faith on the resolution of the issue. Any final decision mutually agreed to by the Senior Officers shall be conclusive and binding on the Parties. If the Senior Officers are not able to agree on the resolution of any such issue within [***] (or such other period of time as mutually agreed by the Senior Officers) after such issue was first referred to them, then, either Party may, by written notice to the other Party, elect to initiate an arbitration proceeding pursuant to the procedures set forth in Section 13.10 for purposes of having the matter settled.
13.10.
ICC Arbitration. Subject to Section 13.9, any dispute arising out of this Termination Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce in effect at the time of submitting for arbitration, which rules are deemed to be incorporated by reference in this clause. [***]
13.11.
Adverse Ruling. Any determination pursuant to this Section 13.11 that a Party is in material breach of its material obligations hereunder shall specify a (nonexclusive) set of actions to be taken to cure such material breach, if feasible.
13.12.
Interim Relief and Tolling. Notwithstanding anything herein to the contrary, nothing in this Article 13 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party. This Section shall be specifically enforceable.
13.13.
Notices. Any notice, request, demand, waiver, consent, approval, or other communication permitted or required under this Termination Agreement shall be in writing, shall refer specifically to this Termination Agreement and shall be deemed to have been duly given on the date delivered, if delivered personally, or on the next Business Day after being sent by reputable international overnight courier (with delivery tracking provided, signature required and delivery prepaid), or by electronic mail upon successful transmission so long as the recipient personally (i.e., not by automated machine response) confirms receipt, in each case, to the address specified in this Section 13.13 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 13.13. A copy, which does not constitute notice, may be sent by email.

If to Seqirus, to:

[***]If to Arcturus, to:

[***]

with a copy (which shall not constitute notice) to:

[***]

13.14.
Entire Agreement; Amendments. This Termination Agreement and the sections of the Collaboration Agreement that survive termination thereof as set forth in this Termination Agreement, together with the Schedules attached hereto and thereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Termination Agreement. No amendment, modification, release, or discharge shall be binding upon the Parties unless in writing and duly executed by authorized representatives of both Parties. In the event of a conflict between a provision in the Collaboration Agreement and a provision in this Termination Agreement, the provision in this Termination Agreement will govern and control for purposes of the Parties’ rights and obligations that are effective following the Termination Effective Date.
13.15.
English Language. This Termination Agreement shall be written and executed in, and all other communications under or in connection with this Termination Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.
13.16.
Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in Sections [***], are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Termination Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Section or Articles, the non-breaching Party shall be authorized and entitled to obtain or to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent, specific performance, and an equitable accounting of all earnings, profits, and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity. Both Parties agree to waive any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief, and (b) show irreparable harm, balancing of harms, consideration of the public interest, or inadequacy of monetary damages as a remedy. Nothing in this Section 13.16 is intended, or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Termination Agreement.
13.17.
Waiver and Non-Exclusion of Remedies. Any term or condition of this Termination Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.
13.18.
Further Assurances. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Termination Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Termination Agreement.
13.19.
Relationship of the Parties. It is expressly agreed that Arcturus, on the one hand, and Seqirus, on the other hand, shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture, or agency. Neither Arcturus, on the one hand, nor Seqirus, on the other hand, shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.
13.20.
Performance by Affiliates. Subject to the terms and conditions of this Termination Agreement, each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Termination Agreement and shall cause its Affiliates to comply with the provisions of this Termination Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Termination Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.
13.21.
[***]
13.22.
Counterparts; Electronic Execution. This Termination Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Termination Agreement may be executed by electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.
13.23.
References. Unless otherwise specified, (a) references in this Termination Agreement to any Article, Section or Schedule shall mean references to such Article, Section or Schedule of this Termination Agreement, (b) references in any Section to any clause are references to such clause of such Section, and (c) references to any agreement, instrument, or other document in this Termination Agreement refer to such agreement, instrument, or other document as originally executed or, if subsequently amended, replaced, or supplemented from time to time, as so amended, replaced, or supplemented and in effect at the relevant time of reference thereto.
13.24.
Schedules. In the event of any inconsistencies between this Termination Agreement and any schedules or other attachments hereto, the terms of this Termination Agreement shall control only to the extent of such inconsistencies, provided that, with respect to the processes and items set forth in the Transition Plan, the Transition Plan shall control.
13.25.
Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). Whenever this Termination Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The captions of this Termination Agreement are for convenience of reference only and in no way define, describe, extend, or limit the scope or intent of this Termination Agreement or the intent of any provision contained in this Termination Agreement. The term “including,” “include,” or “includes” as used herein shall mean “including, but not limited to,” and shall not limit the generality of any description preceding such term. The language of this Termination Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto. Each Party represents that it has been represented by legal counsel in connection with this Termination Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Termination Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

[SIGNATURE PAGE FOLLOWS.]

THIS TERMINATION AND SETTLEMENT AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the Termination Effective Date.

ARCTURUS THERAPEUTICS, INC.		SEQIRUS INC.
By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]
SEQIRUS INC.
		By:	[***]
		Name:	[***]
		Title:	[***]

Signature Page to Termination and Settlement Agreement

SCHEDULE A-1

[***]

SCHEDULE A-2

[***]

SCHEDULE B

[***]

SCHEDULE C

[***]

SCHEDULE D

[***]